                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):July 16, 2001


                    BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                     33-55853                  Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)               file numbers)         identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on July 16, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

                  99.1        Monthly Report delivered to
                              Certificateholders on
                              July 16, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2001


                                       BEAR STEARNS HOME LOAN OWNER TRUST
                                       2001-A

                                       By CONSECO FINANCE CORP.
                                          as Servicer with respect to the Trust


                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                     Page
------                                                                     ----

 99.1      Monthly Report delivered to Certificateholders                    5
           on July 16, 2001.